SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     July 30, 2003

Clayton Homes, Inc.

(Exact name of Registrant as specified in charter)

Delaware	1-8824	62-1671360

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

5000 Clayton Road, Maryville, Tennessee	37804

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code     (865) 380-3000

Not applicable

(Former name or former address, if changed since last report)

SIGNATURE
Exhibit Index
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 5.  Other Events.

      On July 28, 2003, Clayton Homes, Inc., a Delaware corporation (the “Company”), issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, reporting that Cerberus Capital Management, L.L.P. had informed the Company that it would not make an offer to acquire the Company.

      On July 29, 2003, the Company issued a letter to stockholders of the Company by press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, updating stockholders on certain developments that have occurred since the adjournment of the Company’s special meeting of stockholders on July 16, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release issued by Clayton Homes, Inc. on July 28, 2003.

99.2 Press Release issued by Clayton Homes, Inc. on July 29, 2003.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 30, 2003

CLAYTON HOMES, INC.

By:	/s/ Kevin T. Clayton

Kevin T. Clayton Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Clayton Homes, Inc. on July 28, 2003.
99.2	Press Release issued by Clayton Homes, Inc. on July 29, 2003.

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